AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to
                          Allocator 2000, Regent 2000,
                                Executive Select,
                    Allocator 2000 Annuity, Designer Annuity
                         Prospectuses Dated May 1, 2002

                        Supplement Dated October 31, 2003

Effective November 1, 2003, Ameritas Investment Corp. ("AIC"), an affiliate of The Advisors Group, Inc. ("TAG"), will become the principal underwriter for the variable life insurance and variable annuity policies ("Policies") identified above issued by AVLIC.

As of the close of business October 31, 2003, TAG is withdrawing its registration as a broker-dealer with the National Association of Securities Dealers ("NASD"), and therefore will no longer be able to serve as the principal underwriter for AVLIC Policies.

AIC, TAG, and AVLIC are owned by AMAL Corporation, a joint venture holding company that is majority owned by Ameritas Acacia Companies. AIC is a broker-dealer registered with the NASD and is the principal underwriter for other variable insurance and annuity products issued by Ameritas Acacia Companies.

AIC's contractual obligations and services provided to you will be identical to those you currently have with TAG.

This Supplement should be retained with your current prospectus for your variable Policy issued by Ameritas Variable Life Insurance Company. If you do not have a current prospectus, please contact us at 1-888-837-6791, or you may view or download a prospectus from our website - www.acaciagroup.com.